                                                                    EXHIBIT 10.1

                        NEWPORT NEWS SHIPBUILDING INC.

                             AMENDED AND RESTATED

                  STOCK EMPLOYEE COMPENSATION TRUST AGREEMENT
                  -------------------------------------------


          THIS AMENDED AND RESTATED STOCK EMPLOYEE COMPENSATION TRUST AGREEMENT, dated as of August 1st, 2000, amending and restating the Stock Employee Compensation Trust Agreement, dated as of December 1, 1997, by and between NEWPORT NEWS SHIPBUILDING INC., a Delaware corporation, and WACHOVIA BANK, N.A., as trustee of the Trust created hereby, provides as follows:

                                   ARTICLE I

                                  DEFINITION
                                  ----------

          1.1  Acquired Shares means NNS Securities acquired by the Trustee with
               ---------------
the proceeds of a loan from the Company or a loan guaranteed by the Company.

          1.2  Beneficiary means the individual or entity that is entitled to a
               -----------
benefit under one or more Plans on account of a Participant's death.

          1.3  Board means the Board of Directors of the Company.
               -----

          1.4  Cash Equivalent means (i) investments in marketable, direct
               ---------------
obligations issued or guaranteed by the United States of America, including any governmental entity or agency or political subdivision thereof, maturing within one year of the date of purchase; (ii) investments in commercial paper issued by corporations or financial institutions maturing within 180 days from the date of the original issue thereof, and rated "P-1" or better by Moody's or "A-1" or better by S&P or an equivalent rating or better by any other nationally recognized securities rating agency; (iii) investments in certificates of deposit issued or acceptances accepted by or guaranteed by any Bank or any other bank or trust company organized under the laws of the United States of America or any state thereof or the District of Columbia, in each case having capital, surplus and undivided profits totaling more than $500,000,000, maturing within one year of the date of purchase; (iv) investments representing capital stock or obligations issued to the Company or any of its subsidiaries or affiliates in the course of the good faith settlement of claims against any other Person or by reason of a composition or readjustment of debt or a reorganization of any debtor of the Company or any of its subsidiaries or affiliates; (v) deposits including interest-bearing deposits, maintained in the ordinary course of business in banks; (vi) trade receivable and prepaid expenses, in each case arising in the ordinary course of business; provided that such receivables and prepaid expenses would be recorded as assets of the investor in accordance with GAAP; (vii) endorsements for collection or deposit in the ordinary course of business by the investor of bank drafts and similar negotiable instruments of the investor received as payment for ordinary course of business trade receivables; (viii) loans and advances to employees made in the ordinary course of business and (ix) investments in money market funds rated AAAm by S&P (or an equivalent rating by other agencies such as Moody's), provided that funds invested solely in United States Treasury securities need not be rated.

          1.5  Change in Control means the first to occur of the following
               -----------------
events (but no event other than the following events), except as otherwise provided below:

               (i) any person and any of their affiliates or associates becomes the beneficial owner, directly or indirectly, of securities of representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities having general voting rights, and a majority of the Incumbent Board does not approve the acquisition before the acquisition occurs; notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this clause (i) solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities having general voting rights is acquired by one or more employee benefit plans maintained by the Corporation; or

               (ii) members of the Incumbent Board cease to constitute a majority of the Board; or

               (iii) the consummation of any plan of merger, consolidation or combination between the Company and any person, including becoming a subsidiary of any other person without members of the Incumbent Board, as constituted immediately prior to the merger, consolidation or combination constituting a majority of the board of directors of (a) the surviving or successor corporation, or, (b) if the surviving or successor corporation is a majority-owned subsidiary of another corporation or corporations, the ultimate parent company of the surviving or successor corporation; or

               (iv) the consummation of any sale, exchange or other disposition of all or substantially all of the Company's assets without members of the Incumbent Board immediately prior to any sale, exchange or disposition of all or substantially all of the Company's assets constituting a majority of the board of directors of (a) the corporation which holds such assets after such disposition, or (b) if such corporation is a majority-owned subsidiary of another corporation or corporations, the ultimate parent company of the successor corporation; or

               (v) if any person and any of their affiliates and associates, shall elect or have elected, during any period not exceeding 24 months, at least twenty percent (20%) of the members of the Board, without the approval of the Incumbent Board and such members are comprised of persons not serving as members of the Board immediately prior to the formation of such group or the first solicitation of proxies by such shareholder:

provided, however, that the Incumbent Board may determine that any transaction is not a Change in Control.

          1.6  Code means the Internal Revenue Code of 1986, as amended, and the
               ----
regulations and rulings promulgated thereunder.

          1.7  Common Stock means the common stock of the Company, $.01 par
               ------------
value.
          1.8  Company means Newport News Shipbuilding Inc.
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          1.9  Corporation means the Company and its subsidiaries and
               -----------
affiliates.

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          1.10  ERISA means the Employee Retirement Income Security Act of 1974,
                -----
as amended, and the regulations and rulings promulgated thereunder.

          1.11  Extraordinary Dividend means any dividend or distribution of
                ----------------------
cash or other property (other than NNS Securities) made with respect to NNS Securities, which the Board declares to be other than an ordinary dividend.

          1.12  Incumbent Board means:
                ---------------

                (i) the members of the Board on the date immediately following the date on which Common Stock was issued to the shareholders of Tenneco Inc., to the extent that they continue to serve as members of the Board; and

                (ii) any individual who becomes a member of the Board after the date specified in clause (i) if his election or nomination for election as a director is approved by a vote of at least three-quarters of the then Incumbent Board.

          1.13  Insolvent means that (i) the Company is unable to pay its debts
                ---------
as they become due or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

          1.14  NNS Securities means equity securities of the Company.
                --------------

          1.15  Participant means an individual who participates in one or more
                -----------
of the Plans.

          1.16  Plans means the employee benefit and compensation plans,
                -----
agreements, including employment agreements, trusts, programs and other compensation and benefit arrangements listed on Exhibit A, as amended, from time to time.

          1.17  Principal Payment Date means each date on which a payment is
                ----------------------
made, or deemed to have been made, of any principal amount of any note or other indebtedness related to the acquisition of Acquired Shares.

          1.18  Released Collateral means the Acquired Shares released pursuant
                -------------------
to Section 4.2 of this Trust Agreement.

          1.19  Securities Transaction means a sale, exchange or transfer of NNS
                ----------------------
Securities by the Trustee or the grant of an option for the purchase or exchange of NNS Securities by the Trustee.

          1.20  Stock Plan means the Newport News Shipbuilding Inc. 401(k)
                ----------
Investment Plan for Salaried Employees or any successor or substitute employee benefit plan of the Company that the Company and the Trustee agree shall serve as the basis for implementing the provisions of Section 5.4 of this Trust Agreement.

          1.21  Termination Date means the earlier of (i) the date that the
                ----------------
Corporation's obligations under the Plans are satisfied in full, (ii) the date that the Trust Corpus is exhausted,

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(iii) the date established by resolution of the Board and (iv) the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions or events, the date on which the Change in Control occurs shall be the date of the last of such transactions or events.

          1.22  Trust means the trust established by this Trust Agreement.
                -----

          1.23  Trust Agreement means this Amended and Restated Stock Employee
                ---------------
Compensation Trust Agreement.

          1.24  Trust Corpus means any cash, Cash Equivalents or NNS Securities
                ------------
delivered to the Trustee or NNS Securities acquired by the Trustee, together with any earnings thereon or any proceeds from the disposition thereof, reduced by any losses of the Trust and any amounts distributed from the Trust in accordance with the terms of this Trust Agreement.

          1.25  Trustee means Wachovia Bank, N.A. in its capacity as trustee of
                -------
this Trust.

                                  ARTICLE II

                                   PURPOSES
                                   --------

          2.1   General. The Corporation is or may become obligated under the
                -------
Plans to make contributions or payments on behalf of its past, present or future officers, employees and directors or their beneficiaries. The Company desires and intends to fund certain of the Corporation's obligations arising under the Plans with NNS Securities, which may be newly issued, issued out of treasury or purchased directly or indirectly from third parties on the open market or in privately negotiated transactions, the proceeds therefrom, or other property. The Company is permitted under its current credit facilities and the indentures governing its debt securities to purchase, or fund and cause the purchase by third parties, of NNS Securities for such purposes and to apply, or cause the application, of NNS Securities or the proceeds therefrom to its obligations under the Plans. The purpose of the Trust is to hold NNS Securities or other property as herein provided as a source to satisfy, in whole or in part, the Corporation's obligations under the Plans. In furtherance of such purpose, the Company desires to constitute, and does hereby constitute, this Trust as a component of the Corporation's ongoing employee and director benefit and compensation arrangements, for the purposes described above, and to employ this Trust in a manner intended to comply with the provisions of its current credit facilities and indentures and future credit facilities and indentures, as such facilities and indentures may be amended, supplemented and replaced, from time to time, as such provisions pertain to purchases of NNS Securities by or on behalf or at the direction of the Company and to the application of NNS Securities and any proceeds therefrom and of other payments, loans or advances made with respect to the Plans and the Corporation's obligations thereunder, the Corporation's employment agreements and its other compensation arrangements.

          2.2   Continuing Obligation.  The Company shall continue to be liable
                ---------------------
to make all payments required to be made by it under the terms of the Plans to the extent that such

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payments have not been made pursuant to this Trust Agreement. Distributions made from the Trust in respect of the Plans pursuant to Section 4.1 shall, to the extent of such distributions, satisfy the Company's obligations under the Plans.

          2.3  Code and ERISA Status.  The Trust is intended to constitute a
               ---------------------
grantor trust within the meaning of section 671 of the Code, the assets of which shall be subject to the claims of the Company's existing or future creditors. The assets of the Trust are not, and are not intended to be, assets of the Plans or any other plan or arrangement that is subject to ERISA. The Trust must be administered and the Trust Agreement must be interpreted consistent with these intents.

                                  ARTICLE III

                          TRUST AND THE TRUST CORPUS
                          --------------------------

          3.1  Delivery of Funds and Purchase of Common Stock
               ----------------------------------------------

                    (a) Concurrently with the execution of this Trust Agreement on December 1, 1997, the Company delivered to the Trustee one thousand dollars ($1,000.00). The Trustee shall hold such funds or apply such funds to the purchase of Common Stock or Cash Equivalents to be administered and disposed of by the Trustee as provided in this Trust Agreement.

                    (b) The Company may sell or otherwise deliver to the Trustee additional amounts of cash or Cash Equivalents or NNS Securities to held in trust under this Trust Agreement and administered and disposed of by the Trustee as provided in this Trust Agreement. The Company may loan funds to the Trustee and the Trustee shall apply the proceeds of such loans to the purchase of NNS Securities in which case the NNS Securities purchased with the proceeds of such loan shall be held as collateral for the repayment of such loans until released from collateral as provided in Section 4.2 and otherwise to be administered and disposed of by the Trustee as provided in this Trust Agreement. Notwithstanding the preceding sentences, the Company shall be obligated to make the contributions specified in Section 3.2 hereof.

          3.2  Contributions to Repay Trust Indebtedness.  The Company shall
               -----------------------------------------
contribute to the Trust in cash an amount which, when added to cash dividends received by the Trust in respect of Acquired Shares or other NNS Securities (other than Extraordinary Dividends) and not previously applied under this
Section 3.2, shall enable the Trustee to make all payments of principal and interest due under a note or other indebtedness of the Trust relating to the acquisition of Acquired Shares on a timely basis or to make prepayments of such principal or interest. The Trustee shall apply all dividends and earnings paid in respect of Acquired Shares or other NNS Securities (other than Extraordinary Dividends) to the payment of principal and interest under a note or such other indebtedness of the Trust relating to the acquisition of Acquired Shares. To the extent the Company fails to make any contribution required under this
Section 3.2, or to the extent the Company notifies the Trustee that it wishes the Trustee to prepay any principal or interest under a note or other indebtedness of the Trust relating to the acquisition of Acquired Shares without making a contribution hereunder, such contribution shall be deemed

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to have been made in the form of forgiveness of principal and interest then due and owing on such note or such other indebtedness.

          3.3  Dividends.  Except as otherwise provided herein, dividends
               ---------
(including Extraordinary Dividends) paid in cash on Acquired Shares or other NNS Securities held by the Trust shall be applied to pay interest and repay scheduled principal due under indebtedness of the Trust relating to the acquisition of Acquired Shares. Dividends which are not in cash or in NNS Securities (including Extraordinary Dividends, or portions thereof) shall be reduced to cash by the Trustee and reinvested in NNS Securities or Cash Equivalents as soon as practicable, provided that an Extraordinary Dividend constituting a spin-off, split-off or similar transaction may be transferred to a trust sponsored by the spun-off company or dealt with in another equitable manner as directed by the Company. For purposes of this Agreement, NNS Securities purchased with the proceeds of a non-cash dividend shall be deemed Acquired Shares.

          3.4. Investment of Trust Corpus.  The Trust Corpus shall at all times
               --------------------------
be invested in NNS Securities, cash, Cash Equivalents, or a combination thereof.

                                  ARTICLE IV

                          RELEASE OF THE TRUST CORPUS
                          ---------------------------

          4.1  Use of Assets.
               -------------

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                    (a)  In accordance with the provisions hereof, but subject to the provisions of Sections 3.2 and 3.3 hereof, the Trustee shall apply the Trust Corpus, except to the extent that the Trust Corpus consists of Acquired Shares which are not Released Collateral, as follows: (i) to the extent that such available Trust Corpus consist of NNS Securities, to the extent and in satisfaction of the Corporation's then current obligations under Plans that are identified as stock based plans on Exhibit A, as Exhibit A may be amended from time to time in accordance with Section 6.2, (in such order as is then listed thereon or such other order as shall optimize the application of such Trust Corpus to such Plans, as determined and instructed by the Company in good faith) through in-kind distribution of such NNS Securities to such Plans or the Participants therein pursuant to the terms of such Plans; (ii) if, after satisfying all then current obligations of the Plans so listed as stock based plans, there remain NNS Securities or other assets in such Trust Corpus so available, such assets shall be sold by the Trustee in compliance with all applicable federal and state securities laws and regulations (provided that the Company shall make, or shall cause to be made, all applicable filings under such laws and regulations) and the proceeds of such sale shall be transferred by the Trustee to the non-stock based plans listed on Exhibit A, as Exhibit A may be amended from time to time in accordance with Section 6.2, (in such order as is then listed thereon or such other order as shall optimize the application of such Trust Corpus to such Plans, as determined and instructed by the Company in good faith) or the Participants therein pursuant to the terms of such Plans in satisfaction of the Corporation's then current obligations thereunder; and (iii) if, after satisfying all then current obligations of the Plans so listed on Exhibit A, there remain NNS Securities or other assets in such Trust Corpus so available, such assets shall be applied, within one year after becoming Released Collateral as directed by the Company, to fund obligations of the Corporation, or otherwise provide benefits to current employees of the Corporation, under one or more employee compensation and benefit plans, employment agreements and other agreements, programs or benefit and compensation arrangements, other than the Plans, benefitting a broad cross-section of employees of the Corporation and for no other purpose except as otherwise provided in Section 4.3. Notwithstanding clauses (ii) and (iii) in the preceding sentence, the Trustee shall not be required to apply the Trust Corpus in the manner described therein during the period that the Company exercises its right to prevent the Trustee from disposing of NNS Securities pursuant to Section 5.3, except to the extent that the Trust Corpus contains sufficient cash or Cash Equivalents to comply with the requirements thereof without disposing of NNS Securities. A direction by the Company to apply the Trust Corpus for a purpose described in clause (iii) above may include a direction to deliver NNS Securities in-kind or to dispose of NNS Securities and apply the proceeds therefrom for such purpose.

                    (b) Except as provided in Sections 3.3, 4.1(a), 5.3 and 6.1, the Company shall have no power to direct the Trustee to take or omit to take any action with respect to the Trust Corpus.

          4.2  Release from Collateral.  On each Principal Payment Date, the
               -----------------------
following number of Acquired Shares (and related collateral) shall be released from collateral: The number of Acquired Shares held in the Trust as collateral for that indebtedness immediately prior to the Principal Payment Date shall be multiplied by a fraction, the numerator of which is the amount of the principal payment made (or deemed to have been made) on such date and the denominator of which is the principal amount of that indebtedness outstanding immediately prior to such principal payment.

          4.3  Deliveries to Creditors of the Company.  It is the intent of the
               --------------------------------------
parties hereto that the Trust Corpus is and shall remain at all times subject to the claims of the general creditors of the Company. Accordingly, neither the Trustee nor the Company shall create a security interest in the Trust Corpus in favor of the Plans, any Participant or any Beneficiary or any creditor. If the Trustee receives the notice provided for in Section 4.4, of if the Trustee otherwise receives actual notice that the Company is Insolvent, the Trustee shall make no further distributions of the Trust Corpus as directed by the Company but shall deliver the entire amount of the Trust Corpus only as a court of competent jurisdiction, or duly appointed receiver or other person authorized to act by such a court, may direct. The Trustee shall resume distribution of the Trust Corpus as directed by the Company under the terms hereof, upon no less than 30 days' advance notice to the Company, if the Trustee determines that the Company was not, or is no longer, insolvent. Such determination shall be made in a timely fashion, and shall be based upon a decision of a court of competent jurisdiction, a report of a nationally recognized appraisal firm or a certification by the Chief Executive Officer of the Company or a determination of the Board. Unless the Trustee has actual knowledge that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent.

          4.4  Notification of Insolvency.  The Company shall advise the Trustee
               --------------------------
promptly in writing if the Company becomes Insolvent.

          4.5  Notification of Change in Control.  The Company shall advise the
               ---------------------------------
Trustee promptly in writing if there is a Change in Control.

                                   ARTICLE V

                            ADMINISTRATION OF TRUST
                            -----------------------

          5.1  Trustee.
               -------

                    (a) The duties and responsibilities of the Trustee shall be limited to those expressly set forth in this Trust Agreement and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee.

                    (b) If all or any part of the Trust Corpus is at any time attached, garnished, or levied upon by any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by a court affecting such property or any part thereof, then and in any of such events the Trustee is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree, and it shall not be liable to the Corporation, any Plan or any Participant or Beneficiary by reason of such compliance even though such order, writ, judgment or decree subsequently may be reversed, modified, annulled, set aside or vacated.

                    (c) The Trustee or its agent shall maintain such books, records and accounts as may be necessary for the proper administration of the Trust Corpus, and shall render to the Company, within 15 days of the end of each calendar month, commencing with the month ending December 31, 1997, until the termination of the Trust (and on the date of such termination or as promptly as practicable thereafter), an accounting with respect to the Trust

Corpus as of the end of the then most recent month (and as of the date of such termination). The books, records and accounts of the Trustee relating to the Trust Corpus shall be available to the Company or its agent for inspection or audit during normal business hours upon reasonable notice to the Trustee.

                    (d) The Trustee shall not be liable for any act taken or omitted to be taken in accordance with this Trust Agreement or the written instructions of the Company. The Trustee shall be fully protected in relying upon any notice or instruction given to it by the Company hereunder which it in good faith believes to be genuine and executed and delivered in accordance with this Trust Agreement.

                    (e) The Trustee may consult with legal counsel to be selected by it, including counsel to the Company, and the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel.

                    (f) The Trustee shall be reimbursed by the Company for its reasonable expenses incurred in connection with the performance of its duties hereunder and, in accordance with an agreement with the Company, shall be paid reasonable fees for the performance of such duties. The Trustee may deduct amounts payable to the Trustee from the Trust Corpus if not paid by the Company.

                    (g) Except for any damages, losses, claims or expenses resulting from the Trustee's negligence or willful misconduct, the Company agrees to indemnify and hold harmless the Trustee from and against any and all damages, losses, claims or expenses as incurred (including reasonable expenses of investigation and reasonable fees, charges and disbursements of counsel to the Trustee and any taxes imposed on the Trust Corpus or income of the Trust), arising out of or in connection with the performance by the Trustee of its duties hereunder. Without limiting the generality of the foregoing, the Trustee shall be under no liability to any person for any loss of any kind which may result by reason of any action taken by it pursuant to Section 5.4 or by reason of its exercising any power or authority under Section 5.4.

                    (h) Subject to the provisions of this Trust Agreement, the Trustee shall have the following additional powers and authority, in furtherance of the purpose of the Trust, with respect to property constituting a part or all of the Trust Corpus:

                         (i)   At the direction of the Company, to acquire and
hold NNS Securities and cash or Cash Equivalents; to sell, exchange or transfer any such property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof;

                         (ii)  To exercise any conversion privilege or
subscription right available in connection with any such property; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association, any of the securities of which may at any time be held in the Trust and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire;

                         (iii)  To commence or defend suits or legal proceedings
and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust;

                         (iv)   To exercise, personally or by general or limited
power of attorney, any right, including the right to vote, appurtenant to any NNS Securities or other property;

                         (v)    To engage legal counsel, including counsel to
the Company, or any other suitable agents, to consult with such counsel or agents with respect to the construction of this Trust Agreement, the duties of the Trustee hereunder, the transactions contemplated by this Trust Agreement or any act which the Trustee proposes to take or omit to take, to rely upon the advice of such counsel or agents, and to pay its reasonable fees, expenses and compensation;

                         (vi)   To register any securities held by it in its own
name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form;

                         (vii)  At the direction of the Company, to make,
execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, proxies, releases or other instruments in writing necessary or proper for the exercise of any of the foregoing powers; and

                         (viii) To take any other action necessary or advisable
in furtherance, of the foregoing powers and the purposes of this Trust.

          5.2  Successor Trustee.  The Trustee may resign and be discharged from
               -----------------
its duties hereunder at any time by giving to the Company notice in writing of such resignation specifying a date (not less than 90 days after the giving of such notice or such shorter period as may be agreed to by the Company in writing), when such resignation shall take effect. Promptly after such notice, the Company shall appoint an independent financial institution as successor trustee and such independent financial institution shall become Trustee hereunder, upon the resignation date specified in such notice. The Trustee shall continue to serve until its successor accepts the Trust and receives delivery of the Trust Corpus. The Company may at any time substitute an independent financial institution as successor trustee by giving 15 days' notice thereof to the Trustee or such shorter period as may be agreed to by the Trustee in writing. In the event of such removal or resignation, the Trustee shall duly file with the Company a written statement or statements of account as provided in Section 5.1(c) for the period since the last previous quarterly accounting of the Trust.

          5.3  Limitations on Sales.  Except as directed pursuant to Section
               --------------------
4.1(a) or as provided in Section 5.4(b) hereof, the Trustee shall not enter into a Securities Transaction unless the Trustee shall have given the Company 10 business days' prior notice of such Securities Transaction. The Trustee's notice shall state with respect to such Securities Transaction (i) the amount of NNS Securities involved, (ii) whether such Securities Transaction will be effected through the public markets and
(iii) the date such Securities Transaction is proposed to be entered into. If the Company is advised in writing by counsel or a recognized independent investment banking firm that such Securities Transaction would adversely affect any financing by the Company that had been completed or contemplated by the Company prior to the receipt of such notice or if the Company determines in its good faith judgment that such Securities Transaction would require the Company to disclose material information which the Company has a bona fide business purpose for preserving as confidential or that the Company is unable to comply with Securities Exchange Commission requirements prior to such Securities Transaction, the Company may give notice to the Trustee not to effect such Securities Transaction prior to the date specified in the Trustee's notice. Upon receipt of such a notice from the Company, the Trustee shall not effect such Securities Transaction for the period specified in the Company's notice.

          5.4  Voting and Tendering of Common Stock.
               ------------------------------------

               (a) The shares of Common Stock held by the Trust shall be voted on each matter brought before an annual or special stockholders' meeting of the Company in the manner provided for herein. Prior to each such meeting of stockholders, the Company shall cause the trustee of the Stock Plan or the transfer agent and registrar for the Common Stock to furnish to the Trustee, at least three business days in advance of such meeting, a document setting forth the percentages of the votes to be cast in favor, in opposition or in abstention on each matter by such trustee with respect to shares of Common Stock (and securities convertible into Common Stock) held by the Stock Plan as of the record date for such stockholders' meeting, such votes to be based upon the instructions received as of such time from Stock Plan Participants and otherwise in accordance with the provisions of the Stock Plan then in effect, but without regard to any failure on the part of such trustee to follow such instructions or otherwise to abide by such provisions by reason of, for example, its fiduciary obligations under ERISA. Notwithstanding the foregoing, the document described in the immediately preceding sentence setting forth the percentages of the votes to be cast in favor, in opposition or in abstention on each matter by the trustee with respect to shares of Common Stock (and securities convertible into Common Stock) held by the Stock Plan as of the record date for such stockholders' meeting shall be based upon the instructions received as of such time from Stock Plan Participants other than any Stock Plan Participant who is a member of the Board. Upon timely receipt of such document by the Trustee, the Trustee shall on each such matter vote the number of shares (including fractional shares) of Common Stock held by the Trust in accordance with such percentages.

               (b) As more fully set forth herein, the shares of Common stock (and securities convertible into Common stock) held by the Trust shall be tendered or exchanged by the Trustee in the same proportion as shares of Common Stock held in the Stock Plan. Prior to the scheduled expiration date of a tender or exchange offer for shares of Common Stock, the Company shall cause the trustee of the Stock Plan to furnish to the Trustee, at least three business days in advance of such scheduled expiration date, a document setting forth the percentage of shares of Common Stock (and securities convertible into Common Stock) held by the Stock Plan which will be tendered or exchanged, such percentage to be based upon the instructions received from

Stock Plan Participants and otherwise in accordance with the provisions of the Stock Plan then in effect, but without regard to any failure on the part of such trustee to follow such instructions or otherwise to abide by such provisions by reason of, for example, its fiduciary obligations under ERISA. In the event the scheduled expiration date of such offer is changed, the foregoing provisions of this Section 5.4(b) shall be applied to each subsequent scheduled expiration date. Upon timely receipt of such document by the Trustee, the Trustee shall tender or exchange the number of shares of Common Stock held by the Trust in the same percentage as shares of Common Stock (and securities convertible into Common Stock) held by the Stock Plan are to be tendered or exchanged, based upon the preceding provisions of this Section 5.4(b).

               (c) All actions taken by or on behalf of Participants pursuant to this Section 5.4, and any information in respect of such actions, shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Corporation, (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Common Stock held in the Trust, or (iii) as may be required by court order.

                                  ARTICLE VI

                       TERMINATION, AMENDMENT AND WAIVER
                       ---------------------------------

     6.1  Termination.  The Trust shall be terminated on the earlier of
          -----------
November 15, 2015, or the Termination Date. Upon termination of the Trust, any remaining portion of the Trust Corpus shall be applied in the following order:
First, except to the extent that the Trust Corpus consists of Acquired Shares which are not Released Collateral, (i) to the extent that such available Trust Corpus consist of NNS Securities, to the extent and in satisfaction of the Corporation's then current obligations under Plans that are identified as stock based plans on Exhibit A, as Exhibit A may be amended from time to time in accordance with Section 6.2, (in such order as is then listed thereon or such other order as shall optimize the application of such Trust Corpus to such Plans, as determined and instructed by the Company in good faith) through in-kind distribution of such NNS Securities to such Plans or the Participants therein pursuant to the terms of such Plans; (ii) if, after satisfying all then current obligations of the Plans so listed as stock based plans, there remain NNS Securities or other assets in such Trust Corpus so available, such assets shall be sold by the Trustee in compliance with all applicable federal and state securities laws and regulations (provided that the Company shall make, or shall cause to be made, all applicable filings under such laws and regulations) and the proceeds of such sale shall be transferred by the Trustee to the non-stock based plans listed on Exhibit A, as Exhibit A may be amended from time to time in accordance with Section 6.2, (in such order as is then listed thereon or such other order as shall optimize the application of such Trust Corpus to such Plans, as determined and instructed by the Company in good faith) or the Participants therein pursuant to the terms of such Plans in satisfaction of the Corporation's then current obligations thereunder; and (iii) if, after satisfying all then current obligations of the Plans so listed on Exhibit A, there remain NNS Securities or other assets in such Trust Corpus so available, such assets shall be applied, or otherwise provide benefits to current employees of the Corporation, under one or more employee compensation and benefit plans, employment agreements and other agreements, programs or arrangements, other than the Plans, benefitting a broad cross-section of employees of the Corporation; Second, to be sold with the proceeds applied to satisfy any outstanding indebtedness of the Trust; Third, (i) to the extent that such available Trust Corpus consist of NNS Securities, to the extent and in satisfaction of the Corporation's then current obligations under Plans that are identified as stock based plans on Exhibit A, as Exhibit A may be amended from time to time in accordance with Section 6.2, (in such order as is then listed thereon or such other order as shall optimize the application of such Trust Corpus to such Plans, as determined and instructed by the Company in good faith) through in-kind distribution of such NNS Securities to such Plans or the Participants therein pursuant to the terms of such Plans; and (ii) if, after satisfying all then current obligations of the Plans so listed as stock based plans, there remain NNS Securities or other assets in such Trust Corpus, such assets shall be sold by the Trustee in compliance with all applicable federal and state securities laws and regulations (provided that the Company shall make, or shall cause to be made, all applicable filings under such laws and regulations) and the proceeds of such sale shall be transferred by the Trustee to the non-stock based plans listed on Exhibit A, as Exhibit A may be amended from time to time in accordance with Section 6.2, (in such order as is then listed thereon or such other order as shall optimize the application of such Trust Corpus to such Plans, as determined and instructed by the Company in good faith) or the Participants therein pursuant to the terms of such Plans in satisfaction of the Corporation's then current obligations thereunder; and Fourth, to fund obligations of the Corporation, or otherwise provide benefits to current employees of the Corporation, under one or more employee compensation and benefit plans, employment agreements and other agreements, programs or arrangements, other than the Plans, benefitting a broad cross-section of employees of the Corporation and for no other purpose except as provided in
Section 4.3. In no event shall the Company receive any distribution of the Trust Corpus upon termination of the Trust, except cash or cash proceeds in repayment of indebtedness to the Company incurred by the Trustee.

     6.2  Amendments in General.  The Company may, in its sole discretion, from
          ---------------------
time to time amend, in whole or in part, any or all of the provisions of this Trust Agreement, including, without limitation, by adding to, or subtracting from, or making any other change to, Exhibit A hereto one or more employee benefit plans (within the meaning of Section 3(3) of ERISA) or plans or arrangements that are not employee benefit plans (within the meaning of such Section); provided, that (a) in making any modification to Exhibit A hereto, the Company shall act in good faith taking into account the best interests of a broad cross-section of employees, and (b) the Company shall ensure that at all times Exhibit A shall include at least one employee benefit plan that is not an employee benefit plan within the meaning of Section 3(3) of ERISA. No amendment to this Trust Agreement shall be made that would (a) purport to alter the irrevocable character of the Trust, (b) without the Trustee's prior written consent, adversely affect the Trustee's rights, increase the Trustee's duties or responsibilities or decrease the Trustee's compensation hereunder, or (c) without the approval of a majority of the Stock Plan Participants, alter Article IV (of which Exhibit A shall not be deemed a part for purposes of this clause
(c)), Section 5.4, Section 6.1, this Section 6.2 or any definition set forth in
Article I relating to such provisions. For purposes of determining approval by Stock Plan Participants, each Stock Plan Participant shall have one vote for each share of Common Stock allocated to such Stock Plan Participant's account in the Stock Plan. A vote in favor of an amendment by Stock Plan Participants holding a majority of the total voting power, as described in the foregoing sentence, shall constitute approval of such amendment.

          6.3  Specific Amendments.  Notwithstanding Section 6.2, the Company
               -------------------
may amend this Trust Agreement from time to time in such a manner as may be necessary, in the opinion of independent counsel, to prevent this Trust Agreement or the Trust from becoming subject to ERISA and to prevent the current taxation of the Trust to Participants.

                                  ARTICLE VII

                              GENERAL PROVISIONS
                              ------------------

     7.1  Certain Provisions Relating To This Trust Agreement.
          ---------------------------------------------------

          (a) This Trust Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives.

          (b) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to any provisions of such laws regarding choice of laws or conflict of laws.

          (c) In the event that any provision of this Trust Agreement or the application thereof to any person or circumstances shall be determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each other provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

     7.2  Notices.  Any notice, report, demand or waiver required or permitted
          -------
hereunder shall be in writing and shall be given personally, delivered by overnight delivery service or sent by telecopier, addressed as follows:

          If to the Company:

               Newport News Shipbuilding, Inc.
               4101 Washington Avenue
               Newport News, Virginia 23607-2770
               Attention: Treasurer

               With a copy to the Company's General Counsel

          If to the Trustee:

               Wachovia Bank, N.A.
               P.O. Box 3099
               Winston-Salem, North Carolina 27150
               Mail Code NC-31013
               Attention: Executive Services Department

     Notices shall be effective only upon receipt.

               The Company or Trustee may change the address to which notices, requests and other communications are to be sent to it by giving written notice of such address change to the other parties in conformity with this Section 7.2

     7.3  Gender and Number.  Wherever any words are used herein in the
          -----------------
masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Likewise, wherever any words are used herein in the plural form, they shall be construed as though they were also used in the singular form in all cases where they would so apply.

     7.4  Headings.  The headings and subheadings of this Agreement have been
          --------
inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

     7.5  No Third Party Beneficiaries.  Nothing in this Trust, express or
          ----------------------------
implied, is intended to or shall confer on any particular person, other than the Company and the Trustee, any right, benefit or remedy of any nature whatsoever under or by reason of this Trust, and no such person shall have any right, title or interest in or any claim to the Trust Corpus except to the extent expressly provided in Section 6.1 upon termination of this Trust. In particular, it is the express intent of the parties that (i) this Trust shall not form part of any of the Plans, (ii) neither any Plan nor any Participant or Beneficiary shall have any right, title or beneficial ownership or other interest in or any claim (preferred or otherwise) to the Trust Corpus, nor shall any such Participant or Beneficiary have any right to compel, restrain or otherwise direct the exercise of the respective powers of Trustee and the Company hereunder, it being understood that the right of each such Participant and Beneficiary shall be determined in accordance with the provision of Plans and (iii) the Trust Corpus shall not be deemed to be held under any trust for the benefit of any such Participant or Beneficiary or to be collateral security for the performance of the obligations of the Corporation.

     7.6  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together constitute but one instrument, which may be sufficiently evidenced by any counterpart.

     7.7  Directions by Company.  Except as otherwise provided herein, all
          ---------------------
directions by the Company to the Trustee shall be effected by the Chief Executive Officer, the Chief Financial Officer, any Executive Vice President, any Senior Vice President, the Treasurer or any Assistant Treasurer. The Company shall provide to the Trustee signature specimens and an incumbency certificate with respect to each member of the foregoing group of officers and, in the absence of actual knowledge to the contrary, the Trustee shall be conclusively entitled to rely on such certificates as to each such individual's authority to provide directions to the Trustee hereunder.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal in their respective names by their duly authorized officers the day and year first above written.

                              NEWPORT NEWS SHIPBUILDING INC.


                              By:   ss/ D. R. Wyatt
                                 ---------------------------------
                                    Name:  D. R. Wyatt
                                    Title: Treasurer


                              WACHOVIA BANK, N.A.
                              solely in its capacity as trustee under this Trust Agreement


                              By:    ss/ Joe O. Lens
                                  --------------------------------
                                    Name:  Joe O. Lens
                                    Title: Senior Vice President/Group
                                           Executive

                                   EXHIBIT A

                        NEWPORT NEWS SHIPBUILDING INC.

                                     PLANS

Stock Based Plans
-----------------
Salaried 401(K)
Employee Stock Purchase Plan
NNS Inc. Stock Ownership Plan
1998 NNS Inc. Stock Incentive Plan
1997 Stock Plan for Directors of NNS
Employment Agreements
Salaried Pension
Hourly Pension Plans

Non-Stock Based Plans
---------------------
NNS Change in Control Severance Benefit Plan for Key Executives
Salaried Pension
NNS Deferred Compensation Plan
NNS Deferred Compensation Plan for Non-Employee Directors
Hourly Medical
Salaried Medical
NNS Annual Incentive Plan
Salaried Prescription Drug
Salaried Short Term Disability
Employment Agreements
Hourly Target Benefit Plan
Salaried Dental
Salaried Basic Life Insurance
Salaried Long Term Disability
Hourly Retiree Pharmacy Program
Hourly Medicare Premium Reimbursement - Part B
Salaried Mental Health
Salaried Medicare Premium Reimbursement
Hourly Sickness and Accident
Hourly Life Insurance
Salaried Retiree Pharmacy Program
Salaried COBRA & Billing
Hourly Employee Assistance Program
Salaried Flexible Spending Accounts
Hourly Paid-Up Life Insurance
Salaried Employee Assistance Program
Salaried Specialty Provider Program
Hourly Travel Accident Insurance
Salaried Vision

Salaried Survivor Support
Salaried Travel Accident
Hourly Discount Vision
Hourly Survivor Support
Hourly Accidental Death and Dismemberment
Hourly Funeral Leave
Hourly Holiday Pay
Hourly Jury Duty
Hourly Long Service Award
Hourly Pension Plans
Hourly Pre-Paid Legal
Hourly Tuition Reimbursement
Hourly Vacation
Salaried AD&D Insurance
Salaried Dependent Life
Salaried Discount Vision Plan
Salaried Funeral Leave
Salaried Holiday Pay
Salaried Jury Duty
Salaried Long Service Award
Salaried Pre-Paid Legal
Salaried Severance Pay
Salaried Supplemental AD&D
Salaried Supplemental Life Insurance
Salaried Tuition Reimbursement
Salaried Vacation